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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) April 21, 2004
                                   ----------




                            SCS TRANSPORTATION, INC.
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             (Exact name of registrant as specified in its charter)




            Delaware                   0-49983                  48-1229851
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 (State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)




    4435 Main Street, Suite 930, Kansas City, Missouri             64111
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        (Address of principal executive offices)                 (Zip Code)




        Registrant's telephone number, including area code (816) 960-3664
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                                   No Changes.
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         (Former name or former address, if changed since last report.)



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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

Mark Ernst resigned from the Board of Directors effective April 21, 2004, due to increasing commitments. The Nominating and Governance Committee of the Board of Directors is charged with recommending replacement nominees to the entire Board, and they have begun that process.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        SCS TRANSPORTATION, INC.
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                                                                    (Registrant)

       Date: April 21, 2004                       By: /s/ James J. Bellinghausen
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                                                          James J. Bellinghausen
                                                   Vice President of Finance and
                                                         Chief Financial Officer